Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              CRUISE AMERICA, INC
                    ----------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  ERIC BENSEN
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-1l(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
    or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

CRUISE AMERICA, INC.                         11 West Hampton Avenue
                                             Mesa, Arizona 85210
Office of the Chairman

                                                                 August 14, 1995
Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders of Cruise America, Inc., on October 6, 1995, at 9:00 a.m., at the Company's headquarters at 11 West Hampton Avenue, Mesa, Arizona. Only shareholders of record at the close of business on August 10, 1995 will be entitled to vote at the meeting or any adjournments thereof.

   The meeting will be held for the following purposes: (i) to vote on the election of the Board of Directors; and (ii) to ratify the appointment of our independent auditors.

     The Notice of the Annual Meeting and Proxy Statement, which you are urged to give your prompt attention, follows this page. As an owner of Cruise America, Inc. stock, your vote is important. The recommendations of your Board of Directors are provided for your assistance and guidance. The Directors have devoted considerable thought to the matters to be brought before the meeting, and we feel that such recommendations are in the best interest of Cruise America, Inc. and its shareholders.

   Your Board of Directors joins me in urging you to sign and mail the enclosed proxy card in the postpaid envelope provided, regardless of whether you plan to attend the meeting. Your prompt response will also help us avoid the expense of writing to you again.

   If you find that you will be attending the meeting after mailing your signed proxy, you may, of course, revoke your proxy at the meeting and cast your vote in person.

   Thank you for your cooperation.
                                             Sincerely yours,

                                             /s/ Robert A. Smalley
                                             ---------------------
                                             ROBERT A. SMALLEY

                             CRUISE AMERICA, INC.
                            11 West Hampton Avenue
                             Mesa, Arizona 85210
                                (602) 467-7300

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 6, 1995

To the Shareholders of
Cruise America, Inc.

   Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Cruise America, Inc., a Florida corporation (the "Corporation"), will be held on October 6, 1995, at 9:00 a.m., at the Corporation's headquarters at 11 West Hampton Avenue, Mesa, Arizona, for the following purposes:

   (1) To elect six (6) persons to the Corporation's Board of Directors, to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.

   (2) To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Corporation for the 1996 fiscal year.

   Only shareholders of record at the close of business on August 10, 1995 will be entitled to vote in person or by proxy at the Annual Meeting or any adjournments thereof.

                                   CRUISE AMERICA,  INC.

                                   By Order of the Board of Directors

                                   /s/ Eric R. Bensen
                                   -------------------------
                                   ERIC R. BENSEN, Secretary
August 14, 1995

WE URGE YOU TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                             CRUISE AMERICA, INC.
                            11 West Hampton Avenue
                             Mesa, Arizona 85210
                                602) 464-7300

                               PROXY STATEMENT
                                     FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 6, 1995

Solicitation--Revocation Of Proxy

   This Proxy Statement is furnished in connection with the solication by the Board of Directors of CRUISE AMERICA, INC., a Florida corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held October 6, 1995 and at any adjournments thereof. Shares represented by proxies that are properly executed and returned to the Board of Directors shall be voted in favor of the election of the Directors nominated herein and in favor of each proposal described herein, unless a contrary specification is made on such proxy. If a shareholder giving a proxy specifies a choice with respect to any matter to be acted upon, the proxy will be voted in accordance with said specifications. Any shareholder giving a proxy may revoke it by notice to the proxy holder or the Corporation at any time prior to the voting thereof. The Corporation's Annual Report to Shareholders for the fiscal year ended April 30, 1995 accompanies this Proxy Statement, but does not form a part hereof. This Proxy Statement and the accompanying proxy are being distributed to shareholders beginning on or about August 14, 1995.

Voting Securities

     Only holders of Common Stock of record at the close of business on August 10, 1995, the record date fixed by the Board of Directors for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting, will be entitled to vote at the Annual Meeting or at any adjournments thereof. As of August 10, 1995 there were 5,703,169 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting, and the shares of Common Stock have no cumulative voting rights. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. To be elected, nominees for Director must receive a plurality of the votes cast by holders of shares of Common Stock present or represented at the Annual Meeting. The ratification of the appointment of KPMG Peat Marwick as independent auditors will also require the affirmative vote of a plurality of votes cast by the shares of Common Stock present or represented at the Annual Meeting. Abstentions are considered as shares present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but are not counted as votes "for" or "against" any matter. The Corporation will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore would not be considered by the Corporation when counting votes cast on the matter (even through those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting without further notice.

   The following table sets forth, as of June 30, 1995, the beneficial ownership of the Corporation's Common Stock by (i) each person known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the named executive officers (defined below) and (iii) all Directors and executive officers of the Corporation as a group. Except as indicated below, each person has sole dispositive and voting power with respect to the shares of Common Stock indicated.


                                                   Number of Shares   Percent
Name and Address                                   of Common Stock   of Class
----------------                                   ----------------  --------
Robert A. Smalley(1)(4)(5) .......................      976,084        16.3%
11 West Hampton Avenue
Mesa, Arizona 85210
Randall S. Smalley(1)(2)(4)(5) ...................      337,184        5.6%
11 West Hampton Avenue
Mesa, Arizona 85210
Robert A. Smalley, Jr.(2)(3)(4)(5) ...............      325,156        5.4%
11 West Hampton Avenue
Mesa, Arizona 85210
Sally Smalley DiLucente(1)(2)(4) .................      302,285        5.0%
2024 S.E. US #1
Vero Beach, Florida 32862 ........................
Eric R. Bensen(5) ................................       61,130        1.0%
Interstate Properties(6) .........................      765,600        12.8%
Glenpoint Centre West
500 Frank W. Burr Boulevard
Teaneck, New Jersey 07666 ........................
Dawson-Samberg Capital Management, Inc.(7) .......      352,500        5.9%
354 Pequot Avenue
Southport, Connecticut 06490
Gruber & McBaine Capital Management, Inc.(8) .....      300,500        5.0%
50 Osgood Place
San Francisco, California 94133
All Executive Officers and Directors as a
   group (six persons, including four persons
   named above)(1)(2)(3)(5) ......................    1,751,426        29.2%

----------
(1) Includes 35,982, 5,077 and 471 shares held by the spouses of Robert A. Smalley, Randall S. Smalley and Sally Smalley DiLucente, respectively.
(2) Does not include 42,786 shares held as co-trustee for the grandchildren of Robert A. Smalley.
(3) Includes 10,000 shares held in trust for the children of Randall S. Smalley.
(4) Robert A. Smalley is the father of Robert A. Smalley, Jr., Randall S. Smalley and Sally Smalley DiLucente. The beneficial ownership of shares of Common Stock of each of these persons and the trusts they control does not include the shares of Common Stock beneficially owned by the others.
(5) Includes immediately exercisable options to purchase 60,000 shares of common stock for each of Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen and 290,000 for all executive officers and directors as a group.
(6) Information taken from the Form 4 dated February 23, 1994 of Interstate Properties, a New Jersey partnership and Russell B. Wight, Jr. and the Form 4 of Steven Roth dated February 24, 1994. The Form 4 list shared voting and dispositive power of 301,500 shares and sole voting and dispositive power of 225,100 shares held by Mr. Wight. In addition, Steven Roth, a general partner of Interstate, owns 39,000, which are included in the table above.
(7) Information taken from the Schedule 13D dated May 7, 1993 of Dawson-Samberg Capital Management, Inc., a Connecticut corporation, Pequot General Partners, a New York partnership, and DS International Partners, L.P., a Delaware partnership (collectively, the "Reporting Persons"). The Schedule 13D lists sole voting and dispositive power of 352,500 shares held by the "Reporting Person".
(8) Information taken from the Schedule 13D dated March 22, 1993 of Gruber & McBaine Capital Management, Inc. a California corporation, Jon D. Gruber, J. Patterson McBaine, Laqunitas Partners, L.P., a California limited partnership, GMJ Investments, L.P., a California limited partnership, and Laqunitas International, a Cayman Islands Limited Partnership (collectively, the "Reporting Persons"). The Schedule 13D lists sole voting and dispositive power of 71,000 shares and shared voting and dispositive power of 229,500 shares.

Election of Directors

   Six Directors are to be elected to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified. Unless a proxy specifies that it is not to be voted for a Director, the shares covered by the proxy will be voted for the nominees listed below. In the event any nominee shall decline or be unable to serve, it is intended that the proxies will be voted for a nominee designated by the Board of Directors. The Board of Directors knows of no reason to anticipate that this will occur. The following table sets forth as of June 30, 1995 certain information concerning the nominees for Director, all of whom are presently serving as Directors:

                                      Shares of
                          Served as  Common Stock
                          Director   Beneficially      Principal Occupation
   Name And Age             Since     Owned (%)        For The Past 5 Years
   ------------           --------- ------------- ------------------------------
Robert A. Smalley, 71(1)..  1972    976,084(16.3) Chairman  of The  Board of the
                                                  Corporation.   President   and
                                                  Chief  Executive  Officer from
                                                  1972 to March  1992.  Formerly
                                                  President And Director,  Hertz
                                                  Corporation.
Randall S. Smalley, 45(1)   1972    337,184(5.6) President  and Chief  Executive
                                                  Officer  of  the   Corporation
                                                  since   March    1992.    Vice
                                                  President--Rental Division and
                                                  Secretary  from  1972 to March
                                                  1992.
Robert A. Smalley,          1972    325,156(5.4) Executive Vice President, Chief
  Jr., 46(1)                                      Operating      Officer     and
                                                  Assistant   Secretary  of  the
                                                  Corporation  since March 1992.
                                                  Vice President--Sales Division
                                                  from 1972 to March 1992.
Eric R. Bensen, 40(1).....  1989     61,130(1.0) Chief  Financial  Officer   and
                                                  Secretary  of the  Corporation
                                                  since   March    1992.    Vice
                                                  President--Finance         and
                                                  Assistant  Secretary from 1984
                                                  to March 1992.  Formerly  with
                                                  the  accounting  firm  of KPMG
                                                  Peat Marwick.
Fred A. Mudgett, 74(2)....  1983     25,826*     Consultant  to  the car  rental
                                                  industry.          Previously,
                                                  President  of Fred A.  Mudgett
                                                  and      Associates,      Inc.
                                                  (consulting  firm),  and Group
                                                  Vice     President,      Hertz
                                                  Corporation.
Dr. Edward R. Annis, 82(2)  1983     26,046*     Physician,  Spokesman  for  the
                                                  medical  profession and served
                                                  as  president  of the American
                                                  Medical   Association,   World
                                                  Medical    Association,    and
                                                  International    College    of
                                                  Surgeons.
----------
  * Less than one percent
(1) See Footnotes 1, 2, 3, 4 and 5 to the table set forth under the caption "Voting Securities" above.
(2) Includes immediately exercisable options to purchase 25,000 shares of common stock held by each of Fred A. Mudgett and Dr. Edward R. Annis.


Committees and Meetings of the Board of Directors

   The Board of Directors has established standing Audit and Finance, Compensation, Executive and Nominating Committees. The Directors who served upon and the functions performed by the various committees during fiscal 1995 were as follows:

     Messrs. Randall S. Smalley, Fred A. Mudgett and Dr. Edward R. Annis served as members of the Audit and Finance Committee. The Audit and Finance Committee
(a) meets with the independent public accountants to review the plan and results of the audit including review of the management letter; (b) reviews and approves nonaudit services of the independent public accountants; (c) recommends to the Board of Directors the engagement of independent auditors for the next fiscal year; (d) meets with financial executives of the Corporation to review accounting and financial policies; (e) reviews the application of new accounting rules; and (f) reviews various other matters, such as the adequacy of internal controls.

     Messrs. Robert A. Smalley, Robert A. Smalley, Jr., Fred A. Mudgett and Dr. Edward R. Annis served as members of the Compensation Committee. The Compensation Committee has been designated to administer the Corporation's 1987 Stock Option Plan, and also reviews, examines and makes recommendations to the Board of Directors regarding (a) compensation of senior officers of the Corporation and certain of its subsidiaries; (b) salary ranges, incentive programs, guidelines for merit and promotional increases for the Corporation and its subsidiaries; (c) insurance and other fringe benefits; and (d) management proposals regarding any of the foregoing areas.

     Messrs. Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen served as members of the Executive Committee. The Executive Committee has been established to act when the full Board of Directors is unavailable.

     Messrs. Robert A. Smalley, Robert A. Smalley, Jr., and Randall S. Smalley served as members of the Nominating Committee. The Nominating Committee (a) recommends candidates to fill any vacancies or increase in the Board of Directors or Executive Committee; (b) makes recommendations with respect to the composition of the management slate of Directors to be proposed to the shareholders at the Annual Meeting; (c) annually recommends to the Board of Directors candidates to serve on the Executive Committee and candidates to be designated Chairman and Vice Chairman of the Executive Committee; and (d) reviews shareholder suggestions of nominees and makes recommendations to the Board of Directors regarding these suggestions.

   The Board of Directors met four times during fiscal 1995. During fiscal 1995, the Audit and Finance, Compensation and Nominating Committees held the following number of formal meetings: Audit and Finance, four; Compensation, four; and Nominating, one. Each Director attended 75% or more of the fiscal 1995 Board and Committee meetings held during the period that they served.

   The Corporation's Directors who are not officers of the Corporation receive a payment of $1,000 per meeting plus reasonable expenses for attendance at Directors' meetings.


                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth compensation for the past three fiscal years of the Chief Executive Officer and the Corporation's other executive officers whose total annual salary and bonus exceeded $100,000 (the "named executive officers").

                          Summary Compensation Table


                                           Annual Compensation       Long-Term
                                    ------------------------------- Compensation
                             Fiscal                   Other Annual     Option
Name And Principal Position   Year   Salary   Bonus Compensation(1)   Awards(#)
---------------------------- ------ --------  ----- --------------- ------------
Randall S. Smalley            1995  $227,220    --                      --
 President and Chief          1994   219,765    --                      --
 Executive Officer            1993   222,352    --                      --

Robert A. Smalley             1995   105,726    --                      --
 Chairman of the Board        1994   102,258    --                      --
                              1993   119,560    --                      --

Robert A. Smalley, Jr.        1995   227,220    --                      --
 Executive Vice President     1994   219,765    --                      --
 and Chief Operating Officer  1993   222,352    --                      --

Eric R. Bensen                1995   160,497    --                      --
 Chief Financial Officer      1994   155,231    --                      --
                              1993   157,059    --                      --
----------
(1) The Corporation has concluded that the amount of personal benefits furnished to the named executive officers do not meet the disclosure thresholds established under SEC regulations. Accordingly, none of such personal benefits is included in this table.

Compensation Committee Report on Executive Compensation

   The objectives of the Corporation's compensation program are to enhance the profitability of the Corporation, and thus shareholder value, by aligning compensation with business goals and performance and attracting, retaining and rewarding executive officers who contribute to the long-term success of the Corporation. In furtherance of these goals, the Corporation's compensation program for executive officers includes base salary, an annual bonus and stock option awards.

   Base Compensation: The salaries paid to the named executive officers during the fiscal year 1994 were determined pursuant to their respective employment agreements, which were entered into in 1989. Each of the named executive officers agreed to a reduction in salary during fiscal 1993. The Corporation's approach to base compensation is to offer competitive salaries in comparison to market practices for positions involving similar responsibility and experience. Increases in base compensation are based on the competence and performance of the Company's executives and takes into account the performance of the Corporation. In October 1994, the Compensation Committee and the full Board approved amendments to the employment agreements of the named executive offices. See "--Employment Agreements."

     Bonus Compensation: The Corporation has a policy of paying discretionary bonuses to executive officers based on performance of the individual and performance of the Corporation. A balance is made between overall corporate performance and performance of the specific areas of the Corporation under an executive's direct control. This balance supports the accomplishment of overall objectives and rewards individual contributions. During the fiscal year ended April 30, 1995, no bonuses were paid (due to the corporations operating results).

   Stock Option Program: The objective of stock option awards is to motivate grantees to maximize long-term growth and profitability of the Corporation. Grantees can recognize value from options granted only if the Corporation's stock price increases after the date on which such options are granted, since the exercise price of options granted must at least equal the fair market value of the Corporation's stock on the date of grant. The award of options thus aligns the long-range interests of the grantees with those of shareholders.

   Grants of options to the Corporation's executive officers and other key employees are made pursuant to the 1987 Stock Option Plan. Grants of options are generally considered annually. The number of options granted to a participant is generally based on such person's level of responsibility and contributions to the Corporation's performance. The Compensation Committee approves the size and conditions of grants to the executive officers of the Corporation. During the fiscal year ended April 30, 1994, no options were granted.

     On October 6, 1994, the Company repriced outstanding options granted pursuant to the Company's 1987 Stock Option Plan. All outstanding options held by all employees, including the four named executive officers and two nonemployee directors, were repriced from original exercise prices of $4.75-8.00 per share to $3.00 per share, the fair value of the Corporation's Common Stock on the date of the repricing. The members of the Compensation Committee and the full Board approved the repricing due to the long-term impairment of incentives regarding stock options outstanding.
                                        Compensation Committee

                                        Robert A. Smalley
                                        Robert A. Smalley Jr.
                                        Fred A. Mudgett
                                        Dr. Edward R. Annis

Employment Agreements

     In October 1994, the Company amended the employment agreements of each of Robert A. Smalley, Robert A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen. The terms of each of the employment agreements were extended to April 30, 1997 and will automatically be extended for additional one-year periods unless the Corporation or the executive gives written notice to the other at least 90 days prior to the date two years prior to the then scheduled expiration date. Pursuant to such employment agreements, Messrs. Robert A. Smalley, Robert
A. Smalley, Jr., Randall S. Smalley and Eric R. Bensen will receive during fiscal 1996 annual salaries of $108,393, $232,950, $232,950 and $164,545, respectively, plus such bonuses or increases as the Board of Directors may determine. Each employment agreement generally provides that (i) if the executive's employment is terminated by the Corporation for any reason other than death, Disability (as defined) or Cause (as defined), or by the executive for Good Reason (generally defined as the diminution of the executive's duties or other breach by the Corporation of the agreement), the executive will receive, in addition to any base salary, bonus and other compensation accrued through the date of termination, a lump sum equal to the product of the executive's then-existing base salary and most recent annual bonus times a fraction, the numerator of which is the number of days remaining until the then scheduled expiration date and the denominator of which is 365, and (ii) if the executive's employment is terminated as a result of his Disability, the executive will receive in monthly installments for a period of one year 50% of his base salary in effect on the date of termination. Each employment agreement also prohibits the executive from directly or indirectly competing with the Corporation during the term of the agreement and for a period of one year after termination of his employment, other than a termination by the executive for Good Reason or a termination by the Corporation without Cause.

   The employment agreements also provide for the executive's continued employment for a period of three years following a Change in Control (as defined) of the Corporation, and that, following a Change in Control, if the executive's employment is terminated by the Corporation for any reason other than death, Disability or Cause, or by the executive for Good Reason, the executive will receive, in addition to the base salary, bonus and other compensation accrued through the date of termination, a lump sum cash payment equal to three times the executive's then-existing base salary and most recent annual bonus. All of the Corporation's payments to the executives will be reduced to the extent necessary to avoid the payments being nondeductible pursuant to Section 280G of the Internal Revenue Code.

Redemption Agreement

   During 1984, the Corporation entered into a redemption  agreement with Robert
A. Smalley, Chairman, which provides that upon his death and at the request of his personal representative, the Corporation will purchase up to $1,000,000 of Common Stock of the Corporation from his estate at the average bid price for the 60-day period prior to his death. The Corporation has funded its obligation by purchasing a term insurance policy on the life of Robert A. Smalley in the amount of $1,000,000. The policy premium has been paid for by the Corporation and the related expenses incurred during the year ended April 30, 1995 were approximately $40,000.

Ten Year Option Repricings

   The following table provides information regarding the repricing of options held by executive officers and directors of the Corporation in fiscal 1995:


                                                                                         Length of
                                       Number of     Market                               Original
                                       Securities   Price of     Exercise               Option Term
                                       Underlying   Stock at     Price at      New      Remaining at
                                        Options      Time of     Time of     Exercise     Date of
           Name               Date     Repriced     Repricing   Repricing     Price      Repricing
------------------------- ---------- ------------ ----------- ------------ ---------- --------------
Robert A. Smalley
  Chairman of the Board  .  10/06/94    60,000       $3.00      $4.75-8.00    $3.00      4-7 years
Randall S. Smalley
  President and Chief
  Executive Officer ......  10/06/94    60,000       $3.00      $4.75-8.00    $3.00      4-7 years
Robert A. Smalley, Jr.
  Executive Vice
 President  and Chief
 Operating  Officer ......  10/06/94    60,000       $3.00      $4.75-8.00    $3.00      4-7 years
Eric R. Bensen  Chief
 Financial Officer .......  10/06/94    60,000       $3.00      $4.75-8.00    $3.00      4-7 years
Fred A. Mudgett  Director   10/06/94    25,000       $3.00      $4.75-8.00    $3.00      4-7 years
Dr. Edward R. Annis
  Director ...............  10/06/94    25,000       $3.00      $4.75-8.00    $3.00      4-7 years

AGGREGATED FISCAL YEAR-END OPTION VALUES

   The following table sets forth certain information concerning unexercised stock options held by the named executive officers as of April 30, 1995. No stock options were exercised by any of the named executive officers during fiscal 1995.


                                                         Value Of Unexercised
                                                         In-the-Money Options
                          Number Of Unexercised Options     At April 30,
          Name                At April 30, 1994(#)(1)         1994($)(2)
          ----             ----------------------------- --------------------

Randall S. Smalley  ....           60,000                      $82,500
Robert A. Smalley ......           60,000                       82,500
Robert A. Smalley, Jr.             60,000                       82,500
Eric R. Bensen .........           60,000                       82,500

----------
(1) All of the stock options held by the named executive officers at fiscal year-end were exercisable.
(2) In-the-money stock options are those for which the fair market value of the underlying stock exceeds the exercise price of the stock option.

Compensation Committee Interlocks and Insider Participation

     During fiscal 1995, the Compensation Committee was comprised of Robert A. Smalley, Robert A. Smalley, Jr., Fred A. Mudgett and Dr. Edward R. Annis. Messrs. Robert A. Smalley and Robert A. Smalley, Jr. were also executive officers of the Corporation during fiscal 1995. Messrs. Robert A. Smalley and Robert A. Smalley, Jr. participated in Compensation Committee deliberations concerning executive officer compensation, other than deliberations directly related to their own compensation.

                           STOCK PERFORMANCE GRAPH

   The following graph compares the Corporation's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the Russell 2000 Index and (ii) the cumulative total return of five companies involved in Recreational vehicle manufacturing or sales (the "Peer Group") over the period from May 1, 1990 to April 30, 1995. The companies in the Peer Group are Coachmen Industries, Inc., Holiday RV Superstores, Inc., Rexhall Industries, Inc., Thor Industries, Inc. and Winnebago Industries, Inc., The graph assumes an initial investment of $100 and reinvestment of dividends.


                                      RVR

                                                Cumulative Total Return
                                        ---------------------------------------
                                        4/90   4/91   4/92   4/93   4/94   4/95

Cruise America Inc.                      100    134    118    108     75     89
PEER GROUP                               100     94    126    177    252    220
RUSSELL 2000                             100    110    129    150    171    184



                         APPOINTMENT OF AUDITORS

   The Board of Directors, upon recommendation of the Audit and Finance Committee, has selected KPMG Peat Marwick LLP, independent certified public accountants, to serve as the Corporation's independent auditors for the fiscal year ending April 30, 1996. The Board recommends ratification of this appointment by the shareholders. This firm has served as the Corporation's auditors for the last eight years. The Corporation has been advised that a representative of the firm will be present at the Annual Meeting to make a statement if they so desire to do so and to be available to respond to appropriate questions from shareholders.

   The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG Peat Marwick LLP, as the Corporation's independent auditors for fiscal 1996.

                             COST OF SOLICITATION

   The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personal interview. Banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward soliciting material to beneficial owners and to obtain authorization for the execution of proxies. The Corporation will reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such material, upon request. Directors, executive officers and regular employees of the Corporation may also solicit proxies without additional remuneration.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10 percent of the Common Stock to file with the Securities and Exchange Commission the ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(c) forms they file.

   To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and representations that no other reports were required, during the fiscal year ended April 30, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent shareholders were complied with.

                                OTHER MATTERS

   Management does not know of any matters to be presented at the Annual Meeting other than those set forth herein. If any other matters properly come before the Annual Meeting, it is intended that the proxy holders will vote thereon at their discretion and in accordance with their best judgment. Proposals of shareholders intended to be presented at the 1996 Annual Meeting must be received at the principal executive offices of the Corporation, 11 West Hampton Avenue, Mesa, Arizona 85210, Attention: Corporate Secretary no later than April 14, 1996. The Corporation's Amended and Restated Bylaws provide that: (i) no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a director at any shareholders meeting unless a written request that such person's name be placed in nomination, together with certain other information including the written consent of the nominee to serve as a director, is received by the Secretary of the Corporation not later than 120 days prior to the date one year from the date of the immediately preceding annual meeting; and (ii) no shareholder proposal shall be eligible for consideration at any annual meeting unless a written request of the shareholder's intent to bring such business before the annual meeting is received by the Secretary of the Corporation not later than 120 days prior to the date one year from the date of the immediately preceding annual meeting.

                                             Sincerely yours,

                                             /s/ Robert A. Smalley
                                             ---------------------------
                                             ROBERT A. SMALLEY, Chairman

                              CRUISE AMERICA, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF CRUISE AMERICA, INC.

         The undersigned hereby appoints Eric R. Bensen and Robert A. Smalley, Jr., and each of them, proxies for the undersigned, with full power of substitution to vote all shares of Cruise America, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Cruise America, Inc., in Mesa, Arizona on Friday, October 6, 1995 at 9:00 A.M., or at any adjournment thereof, upon such matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

         Please mark this Proxy as indicated on reverse to vote on any item. If you wish to vote in accordance with the Board of Directors recommendations, please sign on the reverse side; no boxes need to be checked.

                 (Continued and to be signed on the other side)



                              FOLD AND DETACH HERE

     Where no voting instructions are given, the shares represented by this
                   Proxy will be VOTED FOR Items No. 1 and 2.




1.  ELECTION OF DIRECTORS
VOTE FOR all nom-   VOTE WITHHELD       Nominees: Robert A. Smalley, Robert A.
inees listed to     from all nominees   Smalley, Jr. Randall S. Smalley, Fred
right except vote   listed to right     A. Midgett, Dr. Edward Annley and Eric
withheld from those                     R. Bensen.
whose names are
crossed out


2.  RATIFICATION OF REAPPOINTMENT OF AUDITORS

    FOR         AGAINST       ABSTAIN

                                        Receipt  is hereby  acknowledged  of the
                                        Notice  of  Annual   Meeting  and  Proxy
                                        Statement.

                                        Dated:                            , 1995
                                              ----------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                             (Signature of Shareholder(s))

                                        IMPORTANT:  Please sign  exactly as your
                                        name or names appear on this Proxy. When
                                        shares are held  jointly,  both  holders
                                        should  sign.  When signing as attorney,
                                        executor,   administrator,   trustee  or
                                        guardian, please give your full title as
                                        such.  If the  signer is a  corporation,
                                        execute  in  full   corporate   name  by
                                        authorized officer.

                                        PLEASE  COMPLETE,  SIGN  AND  DATE  THIS
                                        PROXY  AND  RETURN  IT  PROMPTLY  IN THE
                                        ENCLOSED ENVELOPE.

  ["PLEASE MARK INSIDE BLUE BOXES SO THAT]
  [ DATA PROCESSING EQUIPMENT WILL RECORD]
  [             YOUR VOTES"              ]

                              FOLD AND DETACH HERE